AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                 ON MAY 7, 1998
                    INVESTMENT COMPANY ACT FILE NO. 811-08637



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-2

         Registration Statement Under The Investment Company Act of 1940

                                  Amendment No.
                        (check appropriate box or boxes)

                           THE PACIFIC CORPORATE GROUP
                               PRIVATE EQUITY FUND
               (Exact Name of Registrant as Specified in Charter)

                        c/o PACIFIC CORPORATE GROUP, INC.
                         1200 PROSPECT STREET, SUITE 200
                           LA JOLLA, CALIFORNIA 92037
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (619) 456-6000

                              CHRISTOPHER J. BOWER
                        c/o PACIFIC CORPORATE GROUP, INC.
                         1200 PROSPECT STREET, SUITE 200
                           LA JOLLA, CALIFORNIA 92037
                     (Name and Address of Agent for Service)

                                   COPIES TO:

PHILIP M. POSNER                                 COUNSEL FOR THE FUND
PACIFIC CORPORATE GROUP, INC.                    BROWN & WOOD LLP
1200 PROSPECT STREET                             ONE WORLD TRADE CENTER
LA JOLLA, CALIFORNIA  92037                      NEW YORK, NEW YORK  10048-0557
                                                 ATTENTION:  JOHN A. MACKINNON



                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS


ITEM 1.   OUTSIDE FRONT COVER.

          Not Applicable.

ITEM 2.   INSIDE FRONT AND OUTSIDE BACK COVER PAGE.

          Not Applicable.

ITEM 3.   FEE TABLE AND SYNOPSIS.

          Not Applicable.

ITEM 4.   FINANCIAL HIGHLIGHTS.

          Not Applicable.

ITEM 5.   PLAN OF DISTRIBUTION.

          Not Applicable.

ITEM 6.   SELLING SHAREHOLDERS.

          Not Applicable.

ITEM 7.   USE OF PROCEEDS.

          Not Applicable.

ITEM 8.   GENERAL DESCRIPTION OF THE REGISTRANT.

     1. General. The Pacific Corporate Group Private Equity Fund (the "Fund") is a Delaware business trust formed on July 29, 1997 and registered under the Investment Company Act of 1940 (the "Investment Company Act") as a non-diversified, closed-end, management investment company. The Fund has retained Pacific Corporate Group, Inc. ("PCG" or "Management Company") as its investment adviser. PCG also acts as the Fund's adviser trustee (in such capacity, the "Adviser Trustee"). The address of the Fund is c/o Pacific Corporate Group, Inc., 1200 Prospect Street, Suite 200, La Jolla, California 92037, and its telephone number is (619) 456-6000. The Fund held closings of a private placement of shares of beneficial interest, without par value ("Shares"); on February 9, 1998, February 27, 1998, March 9, 1998, April 24, 1998 and April 30, 1998. At those times, it issued an aggregate of approximately 108,660 Shares in consideration of capital commitments to the Fund by investors in the Fund (the "Investors") aggregating $110,586,375. Of such commitments, $55,231,875 (approximately 50%) were funded on such dates.

     2. Investment Objective and Policies. The investment objective of the Fund is to achieve, through selected private market investments ("Private Market Investments"), rates of return that are superior to public market investment alternatives, while reducing risk through diversification within the private market.

     The Fund seeks to achieve its objective through investment in selected private market opportunities in: (i) Indirect Investments, which are privately negotiated transactions in a portfolio of partnerships (or similar vehicles) organized by established general partner managers who invest in private market investment opportunities such as corporate restructurings, recapitalizations, venture capital and special situations; and (ii) Direct Investments, which are privately-negotiated investments directly in private or public operating companies, including co-investments alongside general partner managers of Indirect Investments. Direct Investments only target companies with established products or services and are not made in early stage venture capital investments. The Fund may invest up to 25% of committed capital in such Direct Investments. The Fund's principal function is to provide individual investors and smaller institutions with access to an alternative to public market investments through a portfolio of Indirect and Direct Investments managed by an adviser with extensive private market experience.

     The Fund seeks to diversify its Indirect Investments among the various sectors of the private market, including corporate restructurings, recapitalizations, venture capital, and special situations. Indirect Investments are expected to be diversified geographically and may include international opportunities. Direct Investments consist of co-investments with general partner groups and other direct equity and equity-related investments in situations that offer the potential for attractive returns to the Fund. The Fund may also acquire Indirect Investments and Direct Investments through selected secondary market opportunities.

     The Fund invests its capital in accordance with the following investment guidelines: (i) the Fund will not make any new investments after five years;
(ii) the Fund will not invest in excess of 15% of its total committed capital in any Direct or Indirect Investment; (iii) the Fund will not acquire 10% or more of the outstanding voting securities of any Indirect Investment that is a private investment company, as described below; (iv) the Fund will not invest in excess of 25% of its total committed capital in Direct Investments; and (v) the Fund will not invest in excess of 20% of its total committed capital in Indirect Investments focused primarily on investments in issuers located outside of the United States or Direct Investments in issuers that at the time of investment derive more than 50% of their revenues outside of the United States. For purposes of the foregoing, a private investment company is an investment fund that is exempt from registration under the Investment Company Act as a result of having its securities owned by not more than 100 persons. While there is no minimum amount of the Fund's assets that will be designated for Direct Investments, under current market conditions the Fund will target 20% to 25% of its assets for Direct Investments. Under restrictions contained in the Investment Company Act, to the extent the Fund owns in excess of 5% of the voting securities of any issuer, it may not participate in co-investments with such issuer.

     The Fund invests primarily in a diversified portfolio of approximately seven to ten Indirect Investments. Indirect Investments are pools of capital managed by general partner managers that target high risk investments such as corporate restructurings, recapitalizations, venture capital and special situations.

     The Fund may invest up to 25% of its total committed capital in Direct Investments. Direct Investments can include common stock, preferred stock (with or without warrants), convertible preferred stock, and convertible debentures, in combination with other equity-related instruments such as attached common equity warrants, and may include co-investment opportunities developed with general partner managers of Indirect Investments held by the Fund.

     The types of Direct Investments that are evaluated by PCG include, but are not limited to: (i) Transaction Capital - investment in the equity or debt of a public or private company to pursue a transaction strategy involving an acquisition, merger or purchase of assets of another company; (ii) Recapitalizations investment in the equity or debt of a public or private company designed to restructure the outstanding capital profile of that company, including debt and equity buybacks, exchange offers and refinancings; (iii) Strategic Capital - a friendly equity investment in a public company to augment such company's defenses against an unfriendly or hostile takeover attempt; (iv) Restructuring Capital - investment in the equity or debt of a public or private company pursuing a leveraged, management or employee buyout which may result in a significant change in ownership or control; (v) Patient Capital - investments in the equity or debt of public or private companies to pursue long-term strategies aimed at maximizing shareholder value through capital investment;
(vi) Equity or Debt Secondary Investments - investment in minority equity or debt positions of public or private companies purchased from third party investors; and (vii) Later Stage Development Capital - investment in the equity or debt of private companies in the later stages of development which have limited access to public equity or debt financing or institutional financing.

     As is the case with Indirect Investments, the Fund actively monitors its Direct Investments. While PCG will not seek majority control in Direct Investments on behalf of the Fund, it may seek an advisory role with, or visitation rights to, the board of directors of the Direct Investment issuer, and at a minimum negotiate specific rights enabling the Fund to take remedial action if necessary.

     3. Risk Factors (a) General.

     Investment Risks in General. Investments by the Fund in Private Market Investments involve significant risks not otherwise present in public market investments. The Fund expects that the Indirect Investments in which it invests may involve companies that have little or no operating histories or are experiencing or are expected to experience financial difficulties, which difficulties may never be overcome. The Fund's investments in Indirect and Direct Investments may involve highly speculative investment techniques, including extremely high leverage, highly concentrated portfolios, workouts and startups, control positions, and illiquid investments. If the Fund receives distributions in kind from any of its investments, it may incur additional costs and risks to dispose of such assets.

     Availability of Investments. The success of the Fund as a whole depends on the availability of appropriate investment opportunities and PCG's ability to identify, select, develop and complete appropriate investments. In addition, the success of a particular Indirect Investment depends upon the availability of appropriate investments to the issuer of the Indirect Investment. The availability of investment opportunities generally will be subject to market conditions. In certain instances, Indirect Investments in which the Fund wishes to invest may restrict the Fund from doing so based on regulatory or other concerns. Although PCG believes that significant opportunities may exist, there can be no assurance that suitable investments will be available or selected by PCG or that the Fund will be able to invest fully its committed capital within the investment period. To the extent that any portion of the Fund's committed capital is not invested in a timely manner, the Fund's potential for return will be diminished.

     Leverage. The use of leverage, which exposes the borrower to changes in price at a ratio higher than 1:1 in reference to the amount invested, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Most of the companies in which the Fund may be indirectly or directly invested are likely to have significant leverage. The leveraged capital structures of such companies will increase exposure of these companies to adverse economic factors such as rising interest rates, downturns in the economy or deterioration in the condition of the company or its industry. The Fund itself may also borrow for the purpose of making distributions, paying operating expenses or such other purposes as the Adviser Trustee shall determine, although the Adviser Trustee generally does not expect the Fund to borrow money for investment purposes or otherwise. The Fund will also be subject to limitations on its ability to borrow imposed by the Investment Company Act.

     Concentration. The limited partnerships or other Indirect Investments in which the Fund invests may in certain cases concentrate their investments in only a few companies or investments. This concentration by individual general partner managers could cause a proportionately greater loss than if a larger number of investments were made. Additionally, the Fund's Direct Investments may be focused on only a few companies, leading to potential concentration.

     Workouts and Startups. With respect to Indirect Investments, investments in distressed companies and new ventures are subject to greater risk of loss than investments in companies with more stable operations or financial condition.

     Control Positions. The Indirect Investments in which the Fund invests may take control positions in companies. In addition, the Fund may be deemed to have a control position in respect of a Direct Investment. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability generally characteristic of business operations may be ignored. If these liabilities were to occur, the Fund would likely suffer losses in its investments.

     Illiquid Investments. The Fund's investments will be illiquid and not able to be transferred without the consent of other parties involved in such investments. With respect to the Indirect Investments, the Fund generally must comply with the purchase and redemption requirements of the underlying funds. Additionally, the Indirect Investments in which the Fund invests may acquire securities that cannot be sold except pursuant to a registration statement filed under the Securities Act of 1933 (the "Securities Act") or in accordance with Rule 144 of the Securities Act or another exemption under the Securities Act. This illiquidity could result in losses if the Fund or the respective limited partnerships sell positions.

     Third Party Involvement. PCG may determine to make co-investments on behalf of the Fund in Direct Investments with general partner managers. Such co-investments may involve risks not present in investments where a third party is not involved, including the possibility that a third party general partner may at any time have economic or business interests or goals which are inconsistent with those of the Fund, or may be in a position to take action contrary to the Fund's investment objective. In addition, the Fund may in certain circumstances be deemed liable for actions of its third party general partners.

     Lack of Operating History. The Fund has only recently commenced operations and, accordingly, has limited operating history upon which investors may evaluate its likely performance. PCG has previously formed only one investment vehicle such as the Fund.

     Changes in Access to Deal Flow. Although PCG will seek access to attractive transactions for the Fund through its network of relationships, changes in such relationships, including the loss of large institutional clients, may negatively affect such access.

     Risks Inherent in International Investments. Investments on an international basis involve certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments.

     Conflicts of Interest. PCG acts as the investment adviser for the Private Market Fund, L.P., a $73 million private investment fund with an investment objective that is substantially identical to the Fund's investment objective and that commenced operations in December 1996. In addition, PCG and its affiliates perform investment advisory services for other investment entities and individuals (which may include investors in the Fund) with investment objectives and policies similar to those of the Fund. These other investors may compete with the Fund for investment opportunities similar to those sought by the Fund and, if permissible under the Investment Company Act or an exemption therefrom, may co-invest with the Fund in certain transactions. In this regard, the Securities and Exchange Commission (the "SEC") has issued an order to the Fund and PCG permitting such co-investments, subject to certain conditions. Pursuant to such order, the Fund may participate on a proportionate basis with other co-investors, on the same terms and at the same price. Other clients of PCG also may invest directly in investments that would be appropriate investments for the Fund. PCG will endeavor to resolve conflicts with respect to investment opportunities in a manner which it deems equitable to all to the extent possible under the prevailing facts and circumstances. In addition, the Fund may, if permissible under the Investment Company Act or an exemption therefrom, invest in portfolio investments in which affiliates of PCG or clients of PCG have an existing investment. Under such circumstances, PCG's affiliates or other clients of PCG may benefit from the Fund's participation. The Fund's investment will, in all cases, be on the same terms as an investment then offered to affiliated parties.

     The general partners, investment managers and others affiliated with any of the Fund's portfolio investments may have conflicts of interest. For example, such persons may be affiliated or have a relationship with a broker-dealer firm through which a portion of the portfolio transactions are conducted and such person may receive a portion of the brokerage commissions resulting from such transactions. In addition, portfolio investments may engage in other transactions (although generally not lending transactions) with affiliated persons on terms and conditions not determined through arm's-length negotiations. Further, the general partner manager of an Indirect Investment will likely be entitled to a fee based upon a percentage of such Indirect Investment's profits, which may induce it to select riskier investments on behalf of the Indirect Investment than would otherwise be the case.

     The Fund may invest up to 25% of committed capital in Direct Investments. Since PCG will be entitled to a performance allocation on Direct Investments, there may be conflicts of interest in PCG's determination of the portion of the Fund's committed capital to be invested in Direct Investments.

     Officers of the Management Company and Other Managers Not Full Time. Although the officers of the Management Company and the managers of the portfolio investments selected by the Management Company will devote as much time as they believe is necessary to assist the Fund or their portfolio investment, as the case may be, in achieving its investment and rate of return objectives, none of them expects to devote substantially all of his or her working time to the affairs of the Fund or portfolio investments of the Fund.

     Management Experience. Although PCG has provided investment advisory services since 1979, the services have primarily consisted of non-discretionary advisory services provided to large institutional clients. With the exception of the Private Market Fund, L.P., which was formed in 1996, PCG has not previously formed or managed an investment vehicle such as the Fund.

     Lack of Management Control. Under the Fund's Second Amended and Restated Declaration of Trust (the "Declaration of Trust"), Investors do not have the right to participate in the management, control or operation of the Fund. The Investors also will not have the opportunity to evaluate personally the relevant economic, financial and other information which will be utilized by PCG in its selection, structuring, monitoring and disposition of investments. In addition, the Investors will not receive all of the detailed financial information issued by the Fund's Indirect and Direct Investments which may be available to PCG.

     PCG does not expect to have rights to participate in the management, control or operation of its Indirect Investments or remove the managers thereof except pursuant to provisions granting such rights in the applicable limited partnership agreements (or similar documents). As a result, the Fund will surrender a significant amount of control over Indirect Investments. Subsequent to the investment by the Fund, an Indirect Investment partnership may change its investment objectives or policies. In addition, an Indirect Investment partnership may adopt a time horizon for its underlying investments that differs from that of the Fund. This may cause the expected term of the Fund to continue beyond the date the Fund otherwise would have terminated.

     Multiple Levels of Expense. Both the Fund and the Indirect Investments in which the Fund invests impose management costs and performance fees or allocations on realized and unrealized appreciation and other income and will incur administrative and other expenses. It is currently estimated that the management fees charged by general partner managers of Indirect Investments in which the Fund invests will range from approximately 1.25% to 2.50%. In addition, such general partner managers also typically receive a performance fee of approximately 20% of capital gains after a preferred return payable to limited partners. This will result in greater expense than if such fees were not charged.

     Multi-Managers and Multiple Types of Investments. While some diversification of investment risk is expected to result from the investment approach of having multiple types of investments and investments made through different general partner managers (e.g., limited partnerships and direct investments involving corporate restructurings, recapitalizations, venture capital and special situations and secondary investments in limited partnerships), no assurance can be given that such diversification will be sufficient, or that it will increase, rather than reduce, potential net profits. Furthermore, each investment opportunity will present specific risks relevant to the industry, structure, management and environment in which the underlying company competes. These risks cannot be fully assessed at this time and could be significant.

     Incomplete Information. In addition, since private market transactions and securities are generally exempt from registration and reporting requirements of the SEC, available data relating to these transactions may result in incomplete information to properly evaluate the Private Market Investment opportunity.

     Performance Allocation. The entitlement of the Adviser Trustee to a performance allocation on Direct Investments could create an incentive for the Management Company to choose investments that are riskier or more speculative than would otherwise be the case. The same risk applies to the general partner managers of the Indirect Investments in which the Fund will invest.

     Failure to Make Capital Contribution. Investors that fail to make their required capital contribution will be liable to forfeiture of all capital contributed by such Investors, including any and all income, distributions and capital gains, without limitation, whether or not such amounts have been distributed.

     Lack of Transferability of Shares. The Fund's Shares have not and will not be registered under federal or state securities laws and are subject to restrictions on transfer contained in such laws and the Declaration of Trust. The Shares are not transferable except with the prior written consent of the Adviser Trustee which consent may be withheld in its sole discretion. It is unlikely that there will be any market for the Shares. An Investor will not have the ability to make full or partial withdrawals from the Fund pursuant to the terms of the Declaration of Trust.

     Annual Tax Information. It is expected that annual tax information from Indirect Investments in which the Fund invests may not be received in sufficient time to permit the Fund to incorporate such information into its annual tax information and distribute such information to Investors prior to April 15 of each year. As a result, Investors may be required to obtain extensions for filing federal, state and local income tax returns each year. In obtaining such extensions, Investors may be required to make estimated tax payments to the extent they anticipate having to make tax payments in respect of the preceding year. Investors anticipating tax refunds in respect of such year will not be able to file their tax return requesting such refund until receipt of the annual tax information from the Fund. To the extent practicable, the Fund anticipates that it will provide estimated annual tax information in a timely manner in order to assist Investors in estimating their tax liabilities. The Fund's ability to make such estimates will be dependent upon its ability to obtain estimated annual tax information from the Indirect Investments.

     Involuntary Liquidation of Shares. The Adviser Trustee may terminate the interest of any Investor in the Fund upon five days' prior written notice to any Investor if the Adviser Trustee determines that the continued participation of such Investor in the Fund would be detrimental to the Fund, e.g., by jeopardizing the treatment of the Fund as a partnership for tax purposes or involving the Fund or any Investor in litigation. In the event of termination by the Adviser Trustee of an Investor's interest, such Investor shall be paid its capital account as of the termination date within 90 days or as soon thereafter as the Fund has available funds.

     Recourse to the Fund's Assets. The Fund's assets, including any investments and funds held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to any liability, parties seeking to have the liability satisfied may have recourse to the Fund's assets generally and may not be limited to any particular asset, such as the asset representing the investment giving rise to liability.

     Possibility of Taxation Without Corresponding Distribution. The Fund may derive income from its investments that is not matched by corresponding distributions of cash. As a result, an Investor's federal and other income tax liabilities with respect to its allocable share of the Fund's income in a particular tax year could exceed the cash distributions to such Investor for such year.

     Liability for Return of Certain Distributions. Under Delaware law, Investors will generally not incur personal liability for the liabilities and obligations of the Fund in excess of its unfulfilled obligation to make capital contributions. However, in the event that the Fund is unable otherwise to meet its obligations, the Investors may be required to repay to the Fund or to pay to creditors of the Fund distributions previously received by them to the extent such distributions are deemed to have been wrongfully paid to them. In addition, Investors may be required to repay to the Fund any amounts distributed which are required to be withheld by the Fund for tax purposes.

     Investments in Passive Foreign Investment Companies. To the extent the Fund invests in Indirect Investments organized outside the United States which are classified as passive foreign investment companies ("PFICs"), U.S. investors will be subject to special rules with respect to the Fund's interest in such PFICs. In this regard, gain (but not loss) recognized upon the sale, exchange or redemption of an equity interest in a PFIC would be treated as ordinary income, and, in addition, a portion of the distributions received with respect to such equity interest could, and any gain realized from the sale, exchange or redemption of such interest would, be subject to the tax imposed on excess distributions under the PFIC provisions of the U.S. Internal Revenue Code.

     (b) Effect of Leverage. Not Applicable.

     4. Other Policies. See "2. Investment Objective and Policies" above.

     5. Share Price Data. Not Applicable.

     6. Business Development Companies. Not Applicable.

ITEM 9.   MANAGEMENT.

     1. General.

     Board of Trustees. The Trustees of the Fund presently consist of four individuals, three of whom are not "interested persons" of the Fund as defined in the Investment Company Act, and the Adviser Trustee. The Trustees are responsible for the overall supervision of the operations of the Fund and the Trustees that are individuals perform various duties imposed on the directors of investment companies by the Investment Company Act. The individual Trustees and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below.

     Christopher J. Bower (40) - Trustee and President (1) (2) - Senior Managing Director, Chairman - Investment Committee of the Management Company. Mr. Bower is the founder of PCG and has been responsible for the overall management of the firm since its inception. Mr. Bower has over 17 years of Direct and Indirect Investment experience. Mr. Bower received his undergraduate degree from the University of Colorado and holds a juris doctor degree from the University of San Diego. Mr. Bower is also a Certified Public Accountant.

     Harry G. Bubb (72) - Trustee (2) - Chairman Emeritus, Pacific Mutual Life Insurance Company. Mr. Bubb served as President and Chief Executive Officer of Pacific Mutual from September, 1986 to September, 1987, and as Chairman and Chief Executive Officer thereof from September, 1987 to January, 1990. Mr. Bubb continued to serve as a director of Pacific Mutual until March, 1997. Mr. Bubb currently serves as a director of the Bowers Art Museum and as a member of the Orange County Business Committee for the Arts. Mr. Bubb received his B.A. in Economics and M.B.A. from Stanford University and is a graduate of the Advanced Management Program at Harvard University. Mr. Bubb is also a Chartered Life Underwriter.

     Alan C. Shapiro (51) - Trustee (2) - Ivadelle and Theodore Johnson Professor of Banking and Finance at the Marshall School of Business, University of Southern California. Dr. Shapiro has previously served as an Assistant Professor at the Wharton School of the University of Pennsylvania and as a Visiting Professor at Yale University, UCLA, the Stockholm School of Economics and the University of British Columbia. Dr. Shapiro is the author of over 50 published articles in finance and several text books, including Multinational Financial Management and Modern Corporate Finance. Dr. Shapiro received his B.A. in Mathematics from Rice University and a Ph.D. in Economics from Carnegie Mellon University.

     DeWitt F. Bowman (66) - Trustee (2) - Pension Investment Consultant. Mr. Bowman currently serves as a director of the RREEF American REIT, RCM Equity Funds, Inc., RCM Capital Funds, Wilshire Target Funds, Brandes International Fund and as a trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust. From January, 1989 to February, 1994, Mr. Bowman served as the Chief Investment Officer for the California Public Employees Retirement System (CalPERS). Mr. Bowman has 40 years investment experience, including 10 years as Chief Investment Officer for pension funds. Mr. Bowman is a graduate of University of Wisconsin and is a Chartered Financial Analyst.

     Kelly K. DePonte (45) - Secretary (2) - Mr. DePonte is Managing Director of the Adviser Trustee. Mr. DePonte was with First Interstate Bancorp for 15 years, where he held various positions in the Corporation's treasury and capital markets divisions. He was most recently responsible for managing First
Interstate's investments in venture capital and leveraged buyout limited partnerships and also served as president of First Interstate Equity Corporation, a small business investment company ("SBIC"). Mr. DePonte received his undergraduate degree from Stanford University and his Master of Business Administration degree from the Anderson School of Management at the University of California, Los Angeles.

     Philip M. Posner (48) - Treasurer (2) - Mr. Posner is Chief Financial Officer of the Adviser Trustee. Mr. Posner has over 25 years of public and private accounting, business management and tax experience. Mr. Posner was a partner with a regional accounting firm. Mr. Posner is a Certified Public Accountant and received his undergraduate degree from the Bernard Baruch School of Business.

-----------------
(1) Interested person, as defined in the Investment Company Act, of the Fund; address is c/o Pacific Corporate Group, Inc., 1200 Prospect Street, Suite 200, La Jolla, California 92037.
(2) These individuals assumed their indicated positions with the Fund prior to the initial Closing, other than Mr. Bowman who became a Trustee subsequent to the final Closing.

     The Fund will pay each Trustee not affiliated with the Adviser Trustee an annual fee of $10,000 per year plus $500 per meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays members of its audit committee, which consists of all of the Trustees not affiliated with the Adviser Trustee, an annual fee of $2,500 plus $250 per meeting attended. The Trustees affiliated with the Adviser Trustee will not receive compensation from the Fund for their services as Trustees or be reimbursed by the Fund for their out-of-pocket expenses incurred in performing their duties as Trustees.

     None of the Trustees serves as a director or trustee, or receives compensation from, any other investment company advised by PCG.

     Investment Advisory Services. PCG serves as the Fund's Adviser Trustee. PCG also serves as the Fund's Management Company and is responsible for managing the Fund's investments. PCG is a wholly-owned subsidiary of Pacific Corporate Group Holdings, Inc. and has its principal office located at 1200 Prospect Street, Suite 200, La Jolla, California 92037.

     The Declaration of Trust provides that the Adviser Trustee is responsible for the overall management of the Fund, subject to the supervision of the individual Trustees, and authorizes the entry into the management agreement (the "Management Agreement") with PCG. Pursuant to the Management Agreement, the responsibility for making decisions to buy, sell or hold a particular security rests with PCG, subject to review by the Trustees. In connection with its responsibilities under the Management Agreement, PCG considers analyses from various sources, makes the necessary investment decisions, and place orders for any transactions accordingly.

     For the services provided by PCG under the Management Agreement, the Fund will pay PCG a management fee computed at the rate of 1.25% per annum of the total capital commitments of the Fund less any distributions of capital and realized investment losses (the "Management Fee"). The Management Fee is paid to PCG, quarterly in advance, computed as of the end of the prior quarter. PCG pays the Placement Agent or Agents out of the Management Fee an aggregate quarterly fee in an amount up to, on an annual basis, 0.45%.

     The quarterly Management Fee will be reduced by one hundred percent of directors' fees or other remuneration received by PCG or its employees in connection with ongoing portfolio management with respect to portfolio investments during such quarter. To the extent such fees or other remuneration exceed the quarterly Management Fee, the excess amount will be credited one hundred percent against subsequent quarterly Management Fees.

     Unless earlier terminated as described below, the Management Agreement will remain in effect from year to year if approved annually (a) by the Board of Trustees of the Fund or by a majority-in-interest of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the Shareholders in the Fund.

     The Adviser  Trustee also receives  distributions  as described below under
Item 10.

     Portfolio  Management.   The  Portfolio  Manager  for  the  Fund  is  PCG's
investment committee, of which Mr. Bower is the chairman. Information regarding Mr. Bower is set forth above.

     Administrator. Under the terms of an administration agreement with the Fund (the "Administration Agreement"), Palmeri Fund Administrators (in such capacity, the "Administrator") will provide or arrange for the provision of, administrative, accounting, tax reporting and other services, including preparation of shareholder reports, semi-annual reports containing unaudited financial statements and annual reports containing audited financial statements and annual tax reporting statements on IRS Form 1065, Schedule K-1.

     For the administrative services rendered to the Fund, the Fund will pay the Administrator an annual fee of $75,000, to be paid quarterly in advance, on the first day of each calendar quarter.

     Custodian. Citibank, N.A., 120 Broadway, New York, New York 10271, acts as the custodian for the Fund (the "Custodian"). For the initial twelve months, the Fund will pay the Custodian an all inclusive fee of $2,500 per month and for each month following the initial twelve months, the Fund will pay the Custodian an all inclusive fee of $4,000 per month.

     Expenses. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, if any, costs of printing proxies and shareholder reports, Securities and Exchange Commission fees, state Blue Sky filing fees, fees and expenses with respect to borrowing, fees and expenses of unaffiliated Trustees, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. The organizational expenses of the Fund are being amortized over a five-year period.

     Affiliated Brokerage.  Not Applicable.

     2. Non-resident Managers. Not Applicable.

     3. Control Persons. None.

ITEM 10.  CAPITAL STOCK, LONG-TERM DEBT AND OTHER SECURITIES.

     The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund has issued and outstanding one class of capital stock: common shares of beneficial interest, without par value. Holders of Shares (the "Shareholders") will have no control of the Fund's business but may exercise the rights and powers of a Shareholder under the Declaration of Trust, including, without limitation, voting, approval, consent and similar rights required under the Investment Company Act for voting security holders. Meetings of the Shareholders, if any, will generally be held only when necessary to comply with the requirements of the Investment Company Act. Each Shareholder will have one vote for each Share held by him or her, and a fractional vote for each fractional Share so held. Holders may vote in person or by proxy. The presence in person or by proxy of Shareholders holding more than 50% of the Shares constitutes a quorum at any meeting.

     The liability of Shareholders will, except as otherwise provided by law, be limited to the amount of their respective capital contributions.

     All Shareholders will receive annual reports containing financial statements audited by the Fund's independent certified public accountants, consisting of a balance sheet, a statement of operations and a statement of cash flows together with a list of the Fund's investment portfolio. In addition, Shareholders will receive from the Administrator, or its agent, federal tax information, including an IRS Form 1065, Schedule K-1, for use in the preparation of Shareholders' federal income tax returns. Unaudited semi-annual reports will also be furnished to the Shareholders.

     Distributions of cash from investment income may be made in the sole discretion of the Trustees. The timing and amount of all distributions are within the discretion of the Trustees. Returns of capital will be distributed in proportion to the capital contributions of the Shareholders.

     All distributions to Shareholders in respect of proceeds from Indirect Investments and pre-portfolio investments will be made to the Shareholders in proportion to their capital contributions.

     If the aggregate cumulative amount of the investment income and net realized capital gains and losses from Direct Investments (including pari passu co-investments) is positive, distributions (other than returns of capital) will be made in an amount equal to a 20% incentive "carried interest" distribution to the Adviser Trustee (reduced to a 15% distribution for cumulative investment income and gains and losses attributable to pari passu co-investments) and the balance to the Shareholders in proportion to their capital contributions (such incentive "carried interest" distribution is referred to herein as the "Adviser Trustee's Incentive Distribution"). If the aggregate cumulative amount of the investment income and net realized capital gains and losses from Direct
Investments is negative, distributions will be made to Shareholders in proportion to their capital contributions.

     At the dissolution of the Fund, the Adviser Trustee will be required to contribute to the capital of the Fund an amount equal to the negative balance, if any, in its capital account up to the amount of any prior distributions in respect of the Adviser Trustee's Incentive Distribution (such requirement is referred to herein as the "Repayment Obligation").

     Generally, at a minimum, in any year in which net income is allocated to the Shareholders, distributions are expected to the extent practicable to be made to the Shareholders in an amount sufficient to satisfy federal, state and city tax liabilities (the "Tax Distribution").

     The Adviser Trustee intends to distribute the proceeds from all significant sales of portfolio securities and, when deemed appropriate by the Adviser
Trustee, to make in-kind distributions of publicly-traded securities of portfolio companies. The Adviser Trustee does not expect to re-invest the proceeds from portfolio investments; however, it reserves the right to do so at its sole discretion.

     Although it is anticipated that distributions by the Fund will typically consist of cash, the Fund reserves the right, in the sole discretion of PCG, to distribute marketable securities listed on a national securities exchange or quoted through NASDAQ.

     Because Shareholders subject to United States taxes are taxed on their distributive share of income and gains whether or not distributed, it is possible that such Shareholders could incur income tax liabilities without receiving from the Fund sufficient distributions to cover such tax liabilities.

     No transfer by a Shareholder of his or her Shares shall be effective unless made in accordance with the provisions of the Declaration of Trust. No transfer of Shares may be made without the consent of the Adviser Trustee, which consent may be withheld in its sole discretion for any reason or for no reason. In addition, no transfer of Shares may be made unless, in the opinion of counsel for the Fund, such transfer would not result in a termination of the Fund for purposes of Section 708 of the Internal Revenue Code. The Declaration of Trust authorizes the Trustees to impose additional restrictions on transfers of interest in the Fund or redemptions in order to ensure that the Fund will not be classified as a publicly traded partnership subject to tax as a corporation. No transfer of Shares may be made if the net asset value of the number of Shares being transferred is less than $20,000.

     Shares may be sold, transferred, assigned or otherwise disposed of by a Shareholder only if, in the opinion of counsel, such transfer or assignment would not violate federal securities laws or state securities or "blue sky" laws (including investor suitability standards). Because of the structure and anticipated operation of the Fund, it is expected that Rule 144 under the Securities Act will not be available to Shareholders in connection with any such sales. The Declaration of Trust provides, however, that a Shareholder who is a natural person may assign his or her beneficial interest in the Shares to a spouse, child, parent or other close relative or to any non-profit organization which qualifies under Section 501(c)(3) of the Internal Revenue Code, or to a trust of which such a person or entity is the beneficiary, and that such beneficial interest in the Shares may be transferred by operation of law to the estate of a deceased Shareholder without the consent of the Adviser Trustee; provided that, in the absence of the foregoing consents, such assignee or estate will be entitled only to the transferor Shareholder's economic interest in the profits, losses and capital of the Fund, but will not be entitled to the corresponding voting rights of such Shareholder. An assignment of a Shareholder's interest in accordance with and subject to the foregoing will be recognized by the Fund when it has received written notice of such assignment in form satisfactory to the Adviser Trustee, signed by both parties, and a representation from the parties that the assignment was lawful. Such an assignment will be effective as of the first day of the quarter following the fiscal quarter in which such notice is filed with the Fund. In no event shall all or any part of a Shareholder's Shares be assigned to a minor or an incompetent, unless in trust for the benefit of such person.

     The following table sets forth the authorized shares of the Fund, the number of shares held by the Fund for its own account and the total number of shares outstanding as of May 1, 1998:

                                                              Amount held by Fund            Amount Outstanding
                                        Amount                      for own                         as of
  Class of Shares                     Authorized                    account                      May 1, 1998
----------------------------       ----------------        -------------------------      ------------------------
Common Shares of                       unlimited                     none                        108,659.8075
Beneficial Interest,
without par value


------------------------------

ITEM 11.  DEFAULTS AND ARREARS ON SENIOR SECURITIES.

          Not Applicable.

ITEM 12.  LEGAL PROCEEDINGS.

          None.

ITEM 13.  TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.

          Not Applicable.


                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION


ITEM 14.  COVER PAGE.

          Not Applicable.

ITEM 15.  TABLE OF CONTENTS.

          Not Applicable.

ITEM16.   GENERAL INFORMATION AND HISTORY.

          Not Applicable.

ITEM 17.  INVESTMENT OBJECTIVES AND POLICIES.

          See Item 8.

ITEM 18.  MANAGEMENT.

          See Item 9.

ITEM 19.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

          None.

ITEM 20.  INVESTMENT ADVISORY AND OTHER SERVICES.

          See Item 9.

ITEM 21.  BROKERAGE ALLOCATION AND OTHER PRACTICES.

     Subject to policies established by the Trustees of the Fund, the Management Company is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Management Company seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable fee, commission or spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Management Company generally seeks reasonably competitive fee or commission rates, the Fund does not necessarily pay the lowest commission or spread available.

ITEM 22.  TAX STATUS.

     It is the Fund's tax counsel's opinion, based on certain representations made to tax counsel by the Adviser Trustee, that the Fund will be classified as a partnership and not as a corporation, and each Shareholder will be treated as a partner in the Fund for federal income tax purposes upon his or her admission to the Fund. This conclusion is based on representations made to tax counsel by the Adviser Trustee regarding the interest in the Fund to be retained by the Adviser Trustee.

     The Fund will file a federal partnership information return, but the Fund will not, as an entity, be subject to federal income tax liability. Each Shareholder will be required to report on his or her personal federal income tax return his or her allocable share of the Fund's income, gains, losses, deductions and other tax items, even if no cash or other property is distributed to a Shareholder. Partnership income will generally be allocated to all Shareholders based on the number of Shares held by each of them. Allocation of the taxable gain or loss on a sale of securities, including securities contributed by the Shareholders, is subject to special rules. Each Shareholder will include his or her share of the Fund's taxable income for its full taxable year that ends within or with such Shareholder's taxable year.

     The Fund will furnish annually to each Shareholder a report containing an IRS Form 1065, Schedule K-l that indicates such Shareholder's distributive share for such year of the Fund's taxable income or loss and other tax items for use in the preparation of the Shareholder's income tax return.

ITEM 23.  FINANCIAL STATEMENTS.


     THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND

INDEPENDENT AUDITORS' REPORT


The Pacific Corporate Group Private Equity Fund:

We have audited the accompanying balance sheet of The Pacific Corporate Group Private Equity Fund (the "Trust"), including the schedule of portfolio investments, as of March 31, 1998 and the related statements of operations, changes in shareholders' equity, cash flows and financial highlights for the period from February 9, 1998 (Commencement of Operations) to March 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Pacific Corporate Group Private Equity Fund as of March 31, 1998 and the results of its operations, its cash flows and its financial highlights for the period from February 9, 1998 (Commencement of Operations) to March 31, 1998 in conformity with generally accepted accounting principles.


Deloitte & Touche LLP

New York, New York
April 30, 1998



THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
BALANCE SHEET
March 31, 1998


ASSETS


Portfolio investments at fair value, which approximates cost                                  $      2,144,627
Cash and cash equivalents                                                                           41,582,833
Accrued interest receivable                                                                            159,219
Deferred organizational costs (net of accumulated amortization of $5,048)                              176,696
Prepaid expenses                                                                                       130,936
Due from affiliates                                                                                      5,786
                                                                                              ----------------

TOTAL ASSETS                                                                                  $     44,200,097
                                                                                              ================


LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Accounts payable and accrued expenses                                                         $        411,521
                                                                                              ----------------
   Total liabilities                                                                                   411,521
                                                                                              ----------------

Shareholders' equity:
Shares of beneficial interest, 90,587.1575 shares issued and outstanding:
   Adviser Trustee (500 shares)                                                                        246,280
   Shareholders (90,087.1575 shares)                                                                43,542,296
                                                                                              ----------------
     Total shareholders' equity                                                                     43,788,576
                                                                                              ----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                    $     44,200,097
                                                                                              ================


The accompanying notes are an integral part of these financial statements.


THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
As of March 31, 1998



                                                                                    Cost                   Fair Value
                                                                              ----------------           ---------------
Indirect Investments:

Exxel Capital Partners V, L.P.
 .004% limited partnership interest                                            $      1,566,030           $     1,566,030

Triumph Partners III, L.P.
 .83% limited partnership interest                                                      578,597                   578,597
                                                                              ----------------           ---------------

Total Portfolio Investments                                                   $      2,144,627           $     2,144,627
                                                                              ================           ===============



The accompanying notes are an integral part of these financial statements.


THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
STATEMENT OF OPERATIONS
For the Period from February 9, 1998 (Commencement of Operations) to March 31, 1998


INVESTMENT INCOME AND EXPENSES

Interest from short-term investments                           $      225,906
                                                               --------------

Expenses:
Management fee                                                        163,233
Legal fees                                                              7,521
Accounting fees                                                        21,125
Independent Trustee fees                                               12,043
Custody fees                                                            4,286
Insurance expense                                                      13,765
Amortization of deferred organizational costs                           5,048
                                                               --------------
Total expenses                                                        227,021
                                                               --------------

NET INVESTMENT LOSS BEFORE ALLOCATION
   FROM INDIRECT INVESTMENTS                                           (1,115)

Net investment loss from indirect investments                        (109,840)
                                                               --------------

NET LOSS                                                       $     (110,955)
                                                               ==============


The accompanying notes are an integral part of these financial statements.


THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
For the Period from February 9, 1998 (Commencement of Operations) to March 31, 1998

                                                                Adviser
                                                                Trustee                  Shareholders                    Total
                                                             -------------           --------------------         ------------------
Capital contributions                                        $    250,000             $     45,804,250            $      46,054,250

Selling commissions                                                     -                   (1,591,593)                  (1,591,593)

Other syndication costs                                            (3,108)                    (560,018)                    (563,126)
                                                             ------------             ----------------            -----------------

Net capital contributions                                         246,892                   43,652,639                   43,899,531

Net loss                                                             (612)                    (110,343)                    (110,955)
                                                             ------------             ----------------            -----------------

Balance as of March 31, 1998                                 $    246,280             $     43,542,296            $      43,788,576
                                                             ============             ================            =================


The accompanying notes are an integral part of these financial statements.


THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
STATEMENT OF CASH FLOWS
For the Period from February 9, 1998 (Commencement of Operations) to March 31, 1998


CASH FLOWS USED FOR OPERATING ACTIVITIES
Net loss                                                                              $       (110,955)

Adjustments to reconcile net loss to net cash used for operating activities:

Amortization of deferred organizational costs                                                    5,048
(Increase) in accrued interest receivable                                                     (159,219)
Increase in accounts payable and accrued expenses                                               25,521
(Increase) in receivables and other assets                                                    (136,722)
                                                                                      ----------------
Net cash used for operating activities                                                        (376,327)
                                                                                      ----------------
CASH FLOWS USED FOR INVESTING ACTIVITIES

Capital contributed to indirect investments                                                 (2,144,627)
                                                                                      ----------------
Net cash used for investing activities                                                      (2,144,627)
                                                                                      ----------------

CASH FLOWS PROVIDED FROM FINANCING ACTIVITIES

Cash contributions from Shareholders                                                        45,804,250
Cash contribution from Adviser Trustee                                                         250,000
Payment of deferred organizational costs                                                       (36,744)
Payment of selling commissions                                                              (1,591,593)
Payment of other syndication costs                                                            (322,126)
                                                                                      ----------------
Net cash provided from financing activities                                                 44,103,787
                                                                                      ----------------

Increase in cash and cash equivalents                                                       41,582,833
Cash and cash equivalents at beginning of period                                                     -
                                                                                      ----------------
Cash and cash equivalents at end of period                                            $     41,582,833
                                                                                      ================

Supplemental disclosure of non-cash investing and financing activities:

Accrual of deferred organizational costs                                              $        145,000
Accrual of other syndication costs                                                    $        241,000



The accompanying notes are an integral part of these financial statements.


THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
FINANCIAL HIGHLIGHTS
For the Period from February 9, 1998 (Commencement of Operations) to March 31, 1998


THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.

Increase (Decrease) in Net Asset Value


Per Share Operating Performance:
-------------------------------
Net asset value, beginning of period                                            $        0.00

Net capital contributions                                                              484.61

Net investment loss                                                                     (1.22)
                                                                                -------------

Net asset value, end of period                                                  $      483.39
                                                                                =============

Total investment return                                                                 (0.25)%
                                                                                         ====

Ratios to Average Net Assets:
----------------------------

Investment expenses                                                                      1.04%
                                                                                        =====

Net loss                                                                                (0.51)%
                                                                                         ====

Supplemental Data:
-----------------

Net assets, end of period                                                       $  43,788,576
                                                                                =============

Portfolio turnover                                                                       0.00%
                                                                                =============


The accompanying notes are an integral part of these financial statements.


THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS

1.     Organization and Purpose

The Pacific Corporate Group Private Equity Fund (the "Trust") is a Delaware business trust, formed on September 22, 1997. The Trust, which began operations on February 9, 1998 ("Commencement of Operations"), is registered under the
Investment Company Act of 1940, as amended, as a closed-end, management investment company. Pacific Corporate Group, Inc., the Adviser Trustee of the Trust (the "Adviser Trustee"), manages the investment policies and operations of the Trust. The Adviser Trustee and four individual Trustees, (collectively the "Trustees"), three of whom are not affiliated with the Adviser Trustee (the "Independent Trustees"), are responsible for the overall supervision of the Trust. The objective of the Trust is to achieve, through selected private market equity and equity-related investments, rates of return superior to public market investment alternatives, while reducing risks through the diversification of investments within the private market. The Trust will seek to achieve this objective through investments, primarily in a portfolio of partnerships ("Indirect Investments") and, with respect to up to 25% of committed capital, direct investment in private or public operating companies ("Direct Investments").

The Trust is scheduled to terminate on December 31, 2009, subject to extension in the sole discretion of the Trustees, for up to three additional one-year periods.

2.     Summary of Significant Accounting Policies

Valuation of Investments - Short-term investments are valued at amortized cost, which approximates market. Portfolio investments are carried at fair value as determined quarterly by the Adviser Trustee in accordance with procedures established by the Trustees. Valuations of Indirect Investments generally reflect the valuations provided by the general partners or other managers of the Indirect Investments. Such valuations are reviewed by the Adviser Trustee for reasonableness and may be adjusted in the discretion of the Adviser Trustee. Valuations of Direct Investments are determined in accordance with the following: (i) unrestricted publicly-held securities for which market quotations are readily available are valued at the closing public market price for the last trading day of the accounting period, (ii) restricted publicly-held securities may be valued at a discount from the closing public market price, depending on the circumstances; and (iii) privately-held securities are valued at cost until significant developments affecting the portfolio company provide a basis for change in valuation. Factors to be considered in arriving at a change in valuation of privately-held securities include the price of recent transactions in the company's securities and the company's earnings, sales and book value. The Trust's portfolio investments involve a high degree of business and financial risk that can result in substantial losses. The Adviser Trustee considers such risks in determining the fair value of the Trust's investments.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Organizational and Start-Up Costs - Organizational and start-up costs of $181,744 are being amortized over a period of sixty months from the date of the Trust's initial closing.

Syndication Costs - Selling commissions of $1,591,593 and other costs of $563,126 associated with selling shares of the Trust have been recorded as a direct reduction to shareholders' equity.

Income Taxes - No provision for income taxes has been made since all income and losses are allocable to the shareholders for inclusion in their respective tax returns.

Statement of Cash Flows - The Trust considers its interest-bearing account to be a cash equivalent.

Financial Instruments - The Trust carries its financial instruments at amounts which approximate fair value.

3.     Capital Commitments

At the initial closing, held on February 9, 1998, the Trust sold 62,813 shares of beneficial interest (the "Shares"), accepting capital commitments from shareholders totaling $64.1 million. The Trust held additional closings during February and March 1998, selling an additional 27,774 Shares and accepting additional capital commitments totaling $28.1 million. As of March 31, 1998, the shareholders had contributed $46.1 million, or 50% of their total capital commitments to the Trust. The shareholders' remaining capital commitments to the Trust are scheduled to be called on February 9, 1999. Of the total Shares outstanding, the Adviser Trustee owns 500 Shares and has a capital commitment of $500,000, of which $250,000 was contributed as of March 31, 1998.

Subsequent to March 31, 1998, the Trust held an additional closing on April 24, 1998 and the final closing on April 30, 1998, selling an additional 18,073 Shares and accepting additional capital commitments from shareholders totaling $18.4 million.

4.     Management Fee

The Adviser Trustee receives a management fee at the annual rate of 1.25% of the aggregate capital commitments to the Trust, reduced by capital returned and realized investment losses. Such fee is determined and payable quarterly in advance. The management fee is reduced by 100% of directors' fees or other cash remuneration received by the Adviser Trustee from any portfolio company of the Trust.

5.     Independent Trustee Fees

As compensation for services rendered to the Trust, each Independent Trustee receives $10,000 annually in quarterly installments and $500 for each meeting of the Independent Trustees attended, plus out-of-pocket expenses. Additionally, the Independent Trustees also are members of the Audit Committee. As compensation for services rendered to the Trust as members of the Audit Committee, each of the Independent Trustees receives an additional $2,500 annually in quarterly installments and $250 for each Audit Committee meeting attended.

6.     Allocation of Net Income and Net Loss

Net income and net loss from Indirect Investments, and all other net income and net loss, other than net income and net loss from Direct Investments, is allocated to all shareholders, including the Adviser Trustee, pro rata based on Shares held.

Additionally, the Adviser Trustee will be allocated, on a cumulative basis over the life of the Trust, 20% of the Trust's aggregate net income and net loss from Direct Investments, other than "pari passu co-investments", and 15% from Direct Investments in "pari passu co-investments", provided that such amount is positive. The remaining 80% and/or 85% of such amounts is allocated to all shareholders including the Adviser Trustee, pro rata based on Shares held. If the aggregate net income and net loss from Direct Investments (including "pari passu co-investments") is negative, such net income and net loss is allocated to all shareholders, including the Adviser Trustee, pro rata based on Shares held.

"Pari passu co-investments" refers to Direct Investments that are co-investments in the same securities and on the same terms alongside general partner managers of Indirect Investments held by the Trust, in transactions involving issuers held by investment vehicles in which the Trust has invested.

7.     Investment Commitments


The  Trust  has  unfunded  investment  commitments  in  the  following  Indirect
Investments:

Investment
Exxel Capital Partners V, L.P.                          $        933,970
Triumph Partners III, L.P.                                     4,421,403
Apollo Investment Fund IV, L.P.                                5,000,000
First Reserve Fund VIII, L.P.                                  5,000,000
Sprout Capital VII, L.P.                                       5,000,000
                                                        ----------------
Thomas Lee Equity Fund IV, L.P.                               10,000,000
Total                                                   $     30,355,373
                                                        ================



                                     PART C
                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENT AND EXHIBITS.

     (1)  Financial Statements.

          Balance Sheet as of March 31, 1998.

          Schedule of Portfolio Investments as of March 31, 1998.

          Statement of Operations for the period from February 9, 1998 (commencement of operations) to March 31, 1998.

          Statement of Changes in Shareholders' Equity for the period from February 9, 1998 (commencement of operations) to March 31, 1998.

          Statement of Cash Flows for the period from February 9, 1998 (commencement of operations) to March 31, 1998.

          Financial Highlights for the period from February 9, 1998 (commencement of operations) to March 31, 1998.

          Notes to financial Statements.

     (2)  Exhibits:

Exhibit
Letter       Description
------       -----------
(a)          Seconded Amended and Restated Declaration of Trust ("Declaration of
             Trust") of Registrant.
(b)          Form of By-Laws of Registrant.
(c)          Not Applicable.
(d)          Portions of the  Declaration of Trust and By-Laws of the Registrant
             defining the rights of holders of
             shares of the Registrant.   (a)
(e)          Not Applicable.
(f)          Not Applicable.
(g)   (1)    Management Agreement between Registrant and Pacific Corporate
             Group, Inc.
      (2)    Administration Agreement between Registrant and Palmeri Fund
             Administrators.
(h)          Not Applicable.
(i)          Not Applicable.
(j)          Custodian Contract between Registrant and Citibank, N.A.
(k)          None.
(l)          Not Applicable.
(m)          Not Applicable.
(n)          Not Applicable.
(o)          Not Applicable.
(p)          Not Applicable.
(q)          Not Applicable.
(r)          Financial data schedule.

-----------
(a) Reference is made to Articles III, V, VI, VIII and X of the Registrant's Declaration of Trust, filed as Exhibit (a); and to Articles IX and XI of the Registrant's By-Laws, filed as Exhibit (b).

ITEM 25.  MARKETING ARRANGEMENTS.

          Not Applicable.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

          Not Applicable.

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          None.

ITEM 28.  NUMBER OF HOLDERS AND SECURITIES.

                                                         Number of Holders as
Title of Class                                              of May 1, 1998
--------------                                              --------------

Shares of beneficial interest, without par value.........          273

ITEM 29.  INDEMNIFICATION.

     Reference is made to Article VIII of Declaration of Trust and Article X of By-Laws. Article VIII of the Declaration of Trust provides that each person who is or was a Trustee (including an Adviser Trustee), Management Company, officer, employee or agent of the Registrant or who serves or has served at the Registrant's request as a director, officer or trustee of another person in which the Registrant has or had any interest as a shareholder, creditor or otherwise shall be entitled to indemnification out of the assets of the Registrant to the extent provided in, and subject to the provisions of, the By-Laws, provided that no indemnification shall be granted by the Registrant in contravention of applicable law.

     Article X of the By-Laws provides that, to the fullest extent permitted by law, the Registrant shall indemnify each of its Trustees and officers (including persons who serve at the Registrant's request as directors, officers or employees of another person in which the Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil, criminal, administrative or investigative, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, in any way relating to the Registrant or by reason of being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and except that no Covered Person shall be indemnified against any liability to the Registrant or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Registrant in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid by the Registrant if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided that (a) such Covered Person shall provide security for his undertaking, (b) the Registrant shall be insured against losses arising by reason of such Covered Person's failure to fulfill his undertaking, or (c) a majority of the Trustees who are disinterested persons and who are not Interested Persons (as that term is defined in the Investment Company Act) (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

     As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, the such Covered Person either (a) did not act in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant or (b) is liable to the Registrant or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if (a) approved as in the best interest of the Registrant, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and is not liable to the Registrant or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full trial-type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and that such indemnification would not protect such Covered Person against any liability to the Registrant to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant or to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. The term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested person" is a person against whom none of the actions, suits or other proceedings in question or another action, suit, or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Registrant, other than Trustees and officers, and other persons my be entitled by contract or otherwise under law, nor the power of the Registrant to purchase and maintain liability insurance on behalf of such person.

     Notwithstanding any provisions in the Declaration of Trust and these By-Laws pertaining to indemnification, all such provisions are subject to any limitations that may be required under the Investment Company Act.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF MANAGEMENT COMPANY.

     Pacific Corporate Group, Inc. (the "Management Company") does not act as investment adviser for any other registered investment companies.

     Set forth below is a list of each executive officer and director of the Management Company indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since December 31, 1995 for his, her or its own account or in the capacity of director, officer, partner or trustee.



                                                    Position with                    Other Substantial Business
                     Name                        Management Company              Profession, Vocation or Employment
                     ----                        ------------------              ----------------------------------
           Christopher J. Bower                       Chairman                                  None
           Kelly K. DePonte                       Managing Director                             None
           Philip M. Posner                    Chief Financial Officer                          None
           Brian E. Kinsman                       Managing Director                             None
           A.J. Matsura                           Managing Director                             None
           Laura Vossman                           Vice President                               None
           Michael Russell                         Vice President                               None
           Walter Fitzsimmons                      Vice President                               None
           Tara A. Blackburn                       Vice President                               None



ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS.

     All  accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained at the offices of the Management Company at 1200 Prospect Street, Suite 200, La Jolla, California 92037 and the offices of the Administrator at 700 Godwin Avenue, Suite 110, Midland Park, New Jersey 07432, except that the books and records of the Fund with respect to custody will be maintained at the offices of Citibank, N.A., 120 Broadway, Suite 200, New York, New York 10271.

ITEM 32.  MANAGEMENT SERVICES.

          Not Applicable.

ITEM 33.  UNDERTAKINGS.

          Not Applicable.



                                   SIGNATURES

     Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of La Jolla and State of California, on the 7th day of May, 1998.

                                        THE PACIFIC CORPORATE GROUP PRIVATE
                                        EQUITY FUND
                                        (Registrant)



                                        By:   /s/ Christopher J. Bower
                                              -------------------------------
                                              Name:     Christopher J. Bower
                                              Title:    President and Trustee